Non adjusting events after the reporting period	12 Months Ended
Dec. 31, 2025
Non adjusting events after the reporting period
Non adjusting events after the reporting period

29Non adjusting events after the reporting period

On February 23, 2026, the Company was named as defendants in a complaint filed by Archer Aviation Inc. in the U.S. District Court for the Eastern District of Texas, alleging infringement of Archer Aviation Inc.’s design and utility patents under the U.S. Patent Act (the “Complaint”). The Company believes that the asserted claims in the Complaint are without merit and intend to defend the allegations vigorously.

At this preliminary stage of the proceedings, the outcome and any potential financial effect cannot be determined with sufficient reliability. The matter is therefore disclosed as a contingent liability in accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets.